NASDAQ:  TORM
June  2011
Forward‐Looking  Statement
Certain   portions   of   this  presentation   contain   forward‐looking   statements   about   the
business,  financial  condition  and  prospects  of  the  Company.    The actual  results  of  the
Company  could  differ  materially  from  those  indicated  by  the  forward‐looking  statements because  of  various  risks  and  uncertainties  including,  without  limitation,  changes  in  demand for  the  Company’s  products,  changes  in  competition,  economic  conditions,  fluctuations  in market  price  for  TiO

  pigments,  changes  in  foreign  currency  exchange  rates,  increases in the  price  of  energy  and  raw  materials,  such  as  ilmenite,  interest  rate  fluctuations,  changes in  the  capital  markets,  changes  in  tax  and  other  laws  and  governmental  rules  and
regulations   applicable   to   the   Company’s   business,   and   other   risks   indicated   in   the
Company’s   filings   with   the   Securities   and   Exchange   Commission.
These   risks   and
uncertainties  are  beyond  the  ability  of  the  Company  to  control,  and,  in  many  cases,  the
Company  cannot  predict  all  of  the  risks  and  uncertainties  that  could  cause  its  actual  results
to  differ  materially  from  those  indicated  by  the  forward‐looking  statements.   The  Company
assumes  no  obligation  to  provide  revisions  to  any  forward‐looking  statements  should circumstances  change,  except  as  otherwise  required  by  securities and  other  applicable
laws. When   used   in   this  presentation,   the   words “believes,” “estimates,” “plans,”
“expects,”  “anticipates” and  similar  expressions  as  they  relate  to  the  Company  or  its management  are  intended  to  identify  forward‐looking  statements.
What  We  Do...
•
28 year  operating  history
Specialty  Aluminas
TiO2

 Color  Pigments

•
   High  performance  industrial  minerals
Approx. 40% to  45%

Approx. 40% to  45%

Color  titanium  dioxide  (TiO2)

Specialty  hydrated  aluminas  (ATH,  AMH)
•
   Primary  applications  -
 Pigments  and
engineered  fillers  for  use  in  plastics,  paints  &
coatings  and  catalysts
•
   Headquartered  in   Corpus  Christi,  Texas
•
   Global  presence
 with  manufacturing
operations  on  three  continents
Other  Specialty  Minerals
Corpus  Christi,  Texas
10% to  15%
Hattem,  Netherlands
Ipoh,  Malaysia

Investment  Considerations
Investment  Data  (As  of  3/31/11)
NASDAQ:   TORM
•
15% to  20%  targeted  growth  for  next  3‐5  years
 -
Recent  Price  (6/10/11) $14.58
Current  products  present  opportunity  to  grow
52‐Week  Range $5.30‐$24.50
revenue  from
$30 million  to  $60  million+  in  annual
Shares  Outstanding 1.9 MM
sales  in  next  3  to  5  years.
Diluted  Shares 3.2 MM
•
Margin  expansion  opportunities
Market  Capitalization $46 MM
‐ Revenue  mix  shift  to  higher  margin  products
TTM  Revenue $34 MM
‐ Fixed  costs  leverage  (current  utilization 60%)
TTM  EPS $0.81
Cash $2.4 MM
•
TiO
2
 Market  in  shortage  ‐  drives  favorable  volume
and  price  trends
L‐T  Debt $5.1 MM
•
    Niche  products  offer  recurring  revenue  streams
 -  by  offering   high  value  added
characteristics  (cost  savings  /  improved  performance)  once  designed  in,  customers  are  less likely  to  change  formulations.
•
   Strong  Balance  sheet

Specialty Minerals
TiO2
Specialty Aluminas
30
20
10
0
2006
2007
2008
2009
2010

Historical  Revenue  Trends
Key  Growth  Drivers
1)Cyclical  recovery

2)TiO2

 market  conditions
3)Geographic  Expansion
4)New  product  introduction
20% ‐ total  revenue  growth  during  2010
15% to  20%  annual  growth  target  for  next  three  to  five  years.
23% 4‐year  CAGR*  in  specialty  alumina  drives  greater  diversification
CAGR*  ‐ Compound  Annual  Growth  Rate.   For  purposes  of  this  chart  the

metric  was  calculated  for  years  2006  to  2010
40% to  45%

TiO2

 Color  Pigments
of  Revenue
Unique  Production  Process
TiO2
 Color  Pigments
Synthetic  Rutile:
HITOX® &  TIOPREM®

Ilmenite:  FeTiO3

95% TiO2
95% TiO
2
End  Products
Master  Batch
PVC  Pipe
Paint
Plastics
Plastics

TOR MINERALS INTERNATIONAL

National Plastics Color

JM Eagle™

*Building essentials for a better tomorrow™*

AKZO

Valspar

colortech®

A PPM Company

ColorMatrix CORPORATION

DUPONT The miracles of science

Powder Coatings

SHERWIN WILLIAMS®

AUTOMOTIVE FINISHES

Tosaf

JOTUN

40% to  45%
TiO2

 Color  Pigment
of  Revenue
Customers

40% to  45%
of  Revenue
Specialty  Aluminas
Industrial  Catalysts
Composites
HALTEX®
ALUPREM®
OPTILOAD®
Electrical  Insulators
Solid  Surface

TOR MINERALS INTERNATIONAL

BASF The Chemical Company

RÖCHLING

LECHNER

Westag & Getalit AG
...wir schaffen Lebensräume.

AKZO

40% to  45%
Specialty  Aluminas
of  Revenue
Customers
BROLL  BUNTPIGMENTE  GMBH
and  CO  KG

Key  Growth  Drivers
1) Cyclical  Recovery  in  End  Markets
2) TiO2
 Market  Conditions  Drives  Substitute  Affect
3) Geographic  Expansion  Opportunity
4) New  Product  Introduction  ‐ Expand  Addressable  Markets

Cyclical  Recovery  in  End‐Markets
TiO2

 Supply/  Demand  Imbalance

TiO2
 Supply
TiO2
 Demand
Shortage  of  TiO
2
 supply
Worldwide  demand  recovery
‐Idling  of  plants  using  old  production ‐Primary  markets  for  paint  and  plastics technology markets  have  stabilized  and  are
‐$100’s  of  millions  of  investment  and  3 beginning  to  increase to  5  years  to  bring  on  new  production ‐Emerging  Market  Growth on  line
‐Raw  material  supply  shortage…
mining  expansion  takes  3  to  5  years
Imbalance
Some  customers  on  allocation
Price  increased  30%  in  2010*
Price  expected  to  increase  15%  to  25%/yr.  through  2012*
*  Source:  Wells  Fargo  Securities

TiO2

 Market  Conditions
Drive  Substitute  for  TOR's  TiO2 Color Pigment
HITOX®
TIOPREM®
Commodity
Versus
TOR  Minerals’
White  TiO 2
TiO
2
 Color  Pigments
Annual  Production 4. 5 million  tons 12,000 tons
TiO
2
 Content
86% to  98% 88% to  95%+
Particle  Size 0.3 micron 0.3 to  1.5  micron
Increased  30%  during
Pricing 20% to  30%  savings
2010
The  substitute  affect  drives  greater  demand  for  our  products when  TiO
2
 prices  rise  or  when  TiO
2
 is  in  shortage
Customer  sample  activity  tripled  year  over  year
Opportunity  to  follow  price  increases  in  commodity  TiO2

2006 Geographic Mix
7%
21%
2010 Geographic Mix
10%
27%
63%
Future Target Geographic Mix
33%
33%
33%

Geographic  Expansion  Opportunity
Hattem,  Netherlands
Corpus  Christi,
Texas
Ipoh,  Malaysia
Leverage  Manufacturing  Presence  on  Three
Continents  to  Increase  Sales  Outside  U.S.
2010 Sales  in  Asia  Increased  64%
Americas Asia Europe  &  Africa

15
13
11
9
7
5
3
2006
2007
2008
2009
2010
ALUPREM
HALTEX/ OPTILOAD

New  Product  Introduction
Specialty  Alumina
Successful  Track  Record  of  Introducing  New  Specialty  Hydrated  Alumina  Products
•From  its  introduction  in  2001
 ALUPREM®  has  become  a  leading  fire  retardant  filler  for  solid  surface applications  all  across  Europe
•Successfully  introduced  new  specialty  alumina  for  applications  outside  of  the  plastics  markets  and have  nearly  sold  out  near‐term  production  capacity  in  the  Netherlands
•Secular  growth  in  ATH  from  trend  toward  halogen‐free  flame  retardant  legislation
(Deca‐bromine  being  phased  out  /  discontinued  in  U.S.  by  2012/13.)
•
OPTILOAD®

 launched  during  2010  - multi‐million  $  annual  revenue  opportunity

-   Cost  effective,  environmentally  friendly  solution  for  meeting  highest  flame  retardant  ratings
-   Address  new  high  volume  applications,  including  a  shift  from  metal  to  plastic  components
Annual  Specialty  Alumina  Sales
(in  $millions)
2011 Plant  expansion  will
double  ALUPREM® production
capacity  to  address  growth
opportunities

5.0
4.5
4.0
3.5
3.0
2.5
2.0
2Q10
3Q10
4Q10
1Q11
HITOX
TIOPREM

New  Product  Introduction
TIOPREM®
•
   TIOPREM®
 “heat  stability” greatly  expands  the  addressable  market  into  plastics, specialty  coatings  and  other  select  markets
•    Potential  to  more  than  double  the  addressable  market  longer  term with  current  and new  product  developments  in  progress
•    High  value‐added  characteristics  generate  a  higher  margin  than  standard  products
TIOPREM® Sales  are  Gaining  Traction
TIOPREM® grew  to  9%  of  1Q11

Total  TiO2

 Pigment  Sales

Quarterly  TiO2

 Color  Pigment  Sales
(in  $millions)

Efficiencies  &
Operating  Leverage
•

  New  manufacturing  processes

•

  Think  global  /  act  local

-  Manage  global  logistics
-  Apply  technologies  across  product  lines/  geographies
-  Exploit  cost  advantages  in  each  geography
•

  Drive  utilization

-

2011 Plant  expansion  will  double  ALUPREM®

 production  capacity

-  TiO2

 Color  pigments  at  approximately  60%  of  capacity

-  SR  plant    ‐ $650,000   in  unabsorbed  fixed  costs  during  2010

Efficiencies  &
Operating  Leverage
% 3-5 Year
2009 2010 Change Targets
15% to 20%
Net Sales $24.2 MM $31.0 MM +28% annual growth
Gross Margin 15.8% 21.8% 600 bp 25% to 28%
Operating Margin 1.5% 8.7% 720 bp 10% to 12%
Net Margin (0.6%) 7.1% 770 bp 8% to 10%

10
8
6
4
2
0
1Q09
2Q09
3Q09
4Q09
1Q10
2Q10
3Q10
4Q10
1Q11
Specialty Aluminas
TiO2 Pigments
Other Specialty Minerals

Quarterly  Performance
Total  Revenue
(in  millions)
Trailing  Twelve  Month  (TTM)  Revenue  - 33.1%  increase  to  $33.7  million
•
TTM  TiO2

 Color  pigments  revenue  increased  - 26.1%  increase
• TTM  specialty  alumina  increased  - 41.6%  increase

28%
26%
24%
22%
20%
18%
16%
14%
12%
10%
1Q09
2Q09
3Q09
4Q09
1Q10
2Q10
3Q10
4Q10
1Q11

Quarterly  Performance
Gross  Margin
Trailing  Twelve  Month  Gross  Margin  - 21.3%  increase  300  basis  points  y‐o‐y
• Increased  efficiencies  /  Product  shift  /  Greater  plant  utilization
• Partially  offset  by  raw  material  cost  increases
Target  25%  ‐ 28%

Quarterly  Performance
Net  Margin
Trailing  Twelve  Month  Net  Margin  - 6.9%  increase  420  basis  points  y‐o‐y
• Increased  efficiencies  /  Product  shift  /  Greater  plant  utilization
• Partially  offset  by  raw  material  cost  increases

Balance  Sheet
1Q11
1Q10
Details
Cash
$2.4 MM $1.1 MM
Accounts  Receivable
$4.9 MM $3.8 MM
Days  Sales  Outstanding
46 Days 50 days
Target  ‐ 55  to  60  days
Inventory
$11.5 MM $9.5 MM
Turns
2.6x 2.2x
Target  ‐ 3.0  to  3.5  turns  per  year
Long‐Term  Debt
$5.3 MM $5.0 MM
Return  on  Equity  *
8% 3%
Target  ‐ 15%
*  For  the  trailing  twelve  months  ended  March  31,  2011  and  March  31,  2010  respectively

Investment  Considerations
Investment  Data  (As  of  3/31/11)
NASDAQ:   TORM
•
15% to  20%  targeted  growth  for  next  3‐5  years
 -
Recent  Price  (6/10/11) $14.58
Current  products  present  opportunity  to  grow
52‐Week  Range $5.30‐$24.50
revenue  from
$30 million  to  $60  million+  in  annual
Shares  Outstanding 1.9 MM
sales  in  next  3  to  5  years.
Diluted  Shares 3.2 MM
•
Margin  expansion  opportunities
Market  Capitalization $46 MM
‐ Revenue  mix  shift  to  higher  margin  products
TTM  Revenue $34 MM
‐ Fixed  costs  leverage  (current  utilization 60%)
TTM  EPS $0.81
Cash $2.4 MM
•
TiO2
 Market  in  shortage  ‐drives favorable volume

and  price  trends
L‐T  Debt $5.1 MM
•
    Niche  products  offer  recurring  revenue  stream
 -
 - by  offering   high  value  added
characteristics  (cost  savings  /  improved  performance)  once  designed  in,  customers  are  less likely  to  change  formulations.
•
     Strong  Balance  sheet